HIGHLAND FUNDS I

NexPoint Event Driven Fund (formerly Highland Healthcare Opportunities Fund)

Supplement dated January 26, 2022 to the Summary Prospectus, Prospectus and Statement

of Additional Information (“SAI”) each dated January 16, 2022, as supplemented from time to time.

This Supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information and should be read in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information.

IMPORTANT NOTICE

The following information supplements and supersedes any information to the contrary contained in the Summary Prospectus, Prospectus and/or Statement of Additional Information of NexPoint Event Driven Fund (the “Fund”), a series of Highland Funds I (“HFI”), each dated and supplemented as noted above.

As previously disclosed on October 15, 2021, the Board of Trustees of HFI (the “Board”), on behalf of the Fund, approved certain changes related to the repositioning of the Fund’s investment strategy such that it will seek to invest primarily in securities that the Fund’s investment adviser expects to benefit from an event catalyst. These changes included changing the Fund’s name and removing the former policy to invest at least 80% of the value of its total assets in securities of healthcare companies.

The shareholders of the Fund at a special meeting of shareholders held on January 14, 2022 approved an amendment to the Fund’s fundamental investment policy regarding industry concentration to remove the requirement to invest at least 25% of the Fund’s total assets in securities of issuers in the industry group consisting of healthcare companies.

In connection with the changes described above, the Summary Prospectus, Prospectus and SAI are hereby amended as of the date of this Supplement as follows:

(1) On page 8 of the Summary Prospectus and Prospectus, the following is added under “Performance.”

Prior to January 20, 2022, the Fund was managed pursuant to a different investment strategy. As a result of the difference in investment strategy, the performance information presented for periods prior to January 20, 2022 reflects management of the Fund consistent with investment strategies in effect during those periods and might have differed materially if the Fund’s investments had been managed under its current investment strategies.

(2) All references to “highlandfunds.com” in the Summary Prospectus, Prospectus and SAI are replaced with “nexpoint.com.”

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

HFI-NEDF-SUPP-0122